SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 1998

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     1-12385                74-1541566
(State or other jurisdiction        (Commission            (IRS Employer
   of Incorporation)                File Number)        Identification No.)

4101 Washington Avenue, Newport News, Va.                   23607-2770
(Address of principal executive offices)                    (Zip Code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

ITEM 5.                 Other Events.
                        The information contained in the Registrant's News Release of March 16, 1998, set forth as Exhibit 20.1 to this Current Report on Form 8-K, is hereby incorporated into this Item 5 by reference.

ITEM 7.                 Financial Statements and Exhibits.
                        (c)     Exhibits

                        See page 2 of this Report.

20.1   News Release of Newport News Shipbuilding Inc. dated March 16, 1998



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

March 16, 1998                           NEWPORT NEWS SHIPBUILDING INC.


                                        /s/    Stephen B. Clarkson SBC
                                        ----------------------------------
                                        By:   Stephen B. Clarkson
                                        Vice President, General Counsel and
                                        Secretary